                               SUPPLEMENT TO THE
                        SCHWAB EQUITY INDEX FUNDS(R) AND
                              SCHWAB TARGET FUNDS
                      PROSPECTUSES DATED FEBRUARY 28, 2007

                        SCHWAB MARKETTRACK PORTFOLIOS(R)
                       PROSPECTUS DATED FEBRUARY 28, 2007
                           AS AMENDED APRIL 27, 2007

                                      AND
                               SUPPLEMENT TO THE
                         SCHWAB FUNDAMENTAL INDEX FUNDS
                         PROSPECTUS DATED APRIL 2, 2007

THE INFORMATION PROVIDED IN THIS
SUPPLEMENT IS AS OF MAY 21, 2007.

SCHWAB EQUITY INDEX FUNDS -- SCHWAB TARGET FUNDS -- SCHWAB FUNDAMENTAL INDEX
FUNDS

Under the section titled "Fund management," the biography for Tom Brown is deleted.

SCHWAB MARKETTRACK PORTFOLIOS

Under the section titled "Fund management," the biography for Tom Brown is deleted and the following biography added.

CAROLINE LEE, a managing director and portfolio manager of the investment adviser, co-manages the portfolios. Prior to joining the firm in November 2005, she worked in asset management for over four years overseeing subadvisor relationships in the pension group of a major corporation. She has also had three years of previous experience in investment management at another financial services firm.

                       PLEASE RETAIN THIS SUPPLEMENT FOR
                                 YOUR RECORDS.

                                                           [CHARLES SCHWAB LOGO]

(C)2007 Charles Schwab & Co., Inc. All Rights Reserved.
Member SIPC. REG37998 (5/07)